                                                                EXHIBIT h(29)(g)

                                 AMENDMENT NO. 6

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company (formerly PFL Life Insurance Company), an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

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
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                FUNDS AVAILABLE                           SEPARATE ACCOUNTS                         POLICIES FUNDED
                   UNDER THE                             UTILIZING THE FUNDS                             BY THE
                    POLICIES                                                                       SEPARATE ACCOUNTS
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
                SERIES I SHARES                  Retirement Builder Variable Annuity   Transamerica Life Insurance Company
AIM V.I. Balanced Fund                           Account                               Policy Form No. AV288-101-95-796
AIM V.I. Capital Appreciation Fund               (formerly PFL Retirement Builder      (including successors forms, addenda and
AIM V.I. Dent Demographic Trends Fund            Variable Annuity Account)             endorsements may vary by state under
AIM V.I. Government Securities Fund                                                    marketing names:  "Retirement Income
AIM V.I. Growth Fund                             Legacy Builder Variable Life          Builder II Variable Annuity" and
AIM V.I. Growth and Income Fund                  Separate Account                      "Portfolio Select Variable Annuity")
AIM V.I. International Equity Fund
AIM V.I. Value Fund                              PFL Variable Life Account A           Transamerica Life Insurance Company
                                                                                       Policy Form No. WL851 136 58 699 under
                                                 Separate Account VA A                 the marketing name "Legacy Builder Plus"
                                                 (formerly PFL Life Variable Annuity
                                                 Account A)                            Transamerica Life Insurance Company
                                                                                       Policy Form No. APUL0600 699 under the
                                                 PFL Corporate Account One             marketing name "Variable Protector"
                                                 (1940 Act Exclusion)
                                                                                       Transamerica Life Insurance Company
                                                                                       Policy Form No. AV337 101 100397 under
                                                                                       the marketing name "The Atlas Portfolio
                                                                                       Builder Variable Annuity"

                                                                                       Advantage V, Variable Universal Life
                                                                                       Policy (1933 Act Exempt)
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                   SERIES II                                                           Transamerica Life Insurance Company
AIM V.I. Balanced Fund                           Separate Account V A F                Policy Form No. AVI 200 1 0100 under the
AIM V.I. Blue Chip Fund                                                                marketing name "Immediate Income Builder
AIM V.I. Capital Appreciation Fund               Separate Account V A J                II"
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Government Securities Fund              Separate Account V A I                Transamerica Life Insurance Company
AIM V.I. Growth and Income Fund                                                        Policy Form No. AV288 101 95 796 under
AIM V.I. Value Fund                                                                    the marketing name "Premier Asset
                                                                                       Builder Variable Annuity"

                                                                                       Transamerica Life Insurance Company
                                                                                       Policy Form No. AV288 101 95 796 under
                                                                                       the marketing name "Principal- Plus
                                                                                       Variable Annuity"
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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: August 15, 2001
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
                                                     AIM VARIABLE INSURANCE FUNDS


Attest:  /s/ NANCY L. MARTIN                         By: /s/ CAROL F. RELIHAN
         -----------------------------------            --------------------------------------------------
Name:    Nancy L. Martin                             Name:   Carol F. Relihan
Title:   Assistant Secretary                         Title:  Senior Vice President

                                                     A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                          By: /s/ MICHAEL J. CEMO
        ------------------------------------             ------------------------------------------------
Name:    Nancy L. Martin                             Name:   Michael J. Cemo
Title:   Assistant Secretary                         Title:  President

                                                     TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ FRANK A. CAMP                            By: /s/ LARRY N. NORMAN
        ------------------------------------             ------------------------------------------------
Name:    Frank A. Camp                               Name:   Larry N. Norman
Title:   Vice President & Division                   Title:  President
         General Counsel

                                                     AFSG SECURITIES CORPORATION


Attest:  /s/ FRANK A. CAMP                           By: /s/ LARRY N. NORMAN
         -----------------------------------             ------------------------------------------------
Name:    Frank A. Camp                               Name:   Larry N. Norman
Title:   Secretary                                   Title:  President
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